SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 1996

                               PORTA SYSTEMS CORP.
             (Exact name of Registrant as specified in its Charter)

          Delaware                   1-8191                  11-2203988
 (State or other jurisdiction     (Commission               (IRS Employer
       of incorporation             File No.)            Identification No.)

                575 Underhill Boulevard, Syosset, New York 11791
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (516) 364-9300.

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Item 4. Changes in Registrant's Certifying Accountants.

     The Registrant has engaged the firm of BDO Seidman LLP ("BDO Seidman") as its independent public accountants for the audit of its financial statements for the year ended December 31, 1995. The engagement of BDO Seidman followed the receipt by the Registrant of advice from the staff of the Securities and Exchange Commission (the "SEC") in June 1996 that it is the SEC staff's position that the independence of the Company's prior auditors, KPMG Peat Marwick L.L.P. ("KPMG Peat Marwick"), is adversely impacted by certain relationships involving the auditors and KPMG BayMark Strategies LLP, and Mr. Edward R. Olson, the President of KPMG BayMark Strategies who is also serving as the Company's interim president and chief operating officer.

     The engagement of BDO Seidman was approved by the Registrant's board of directors. There were no disagreements with KPMG Peat Marwick, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 1996                         PORTA SYSTEMS CORP.

                                            By: /s/ Edward B. Kornfeld
                                                -----------------------------
                                                Edward B. Kornfeld
                                                Vice President
                                                Chief Financial Officer





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